UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2018

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WESTMORELAND COAL COMPANY
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-11155	23-1128670
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9540 South Maroon Circle, Suite 300 Englewood, CO	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (855) 922-6463

_______________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Adoption of Material Compensatory Arrangement
Finalization of Incentive Plan
In furtherance of the incentive compensation plan for fiscal year 2018 (the “Incentive Plan”), of which certain key payment metrics for our Named Executive Officers (“NEOs”) had been adopted by the Board of Directors (the “Board”) of Westmoreland Coal Company (the “Company”) on March 3, 2018, the Compensation and Benefits Committee (the “Committee”) of the Board met on March 24, 2018 to finalize the Incentive Plan document.
Purpose. The purpose of the Incentive Plan is to align the interests of the Company and eligible employees of the Company and its subsidiaries. The Incentive Plan provides a means of rewarding Participants (as defined below) based on the overall performance of the Company and the achievement of certain quarterly performance goals (“Performance Goals”).
Term. The Incentive Plan became effective as of January 1, 2018. The Incentive Plan continues until terminated by the Company. The Company has the right, in its sole discretion, to modify, supplement, suspend or terminate the Incentive Plan at any time, subject to certain exceptions.

Administration. The Incentive Plan is administered by the Committee. The Committee has full authority and discretion within the limits of the Incentive Plan to establish such administrative measures as may be necessary to administer and attain the objectives of such plan. The interpretation of the Committee, with respect to the Incentive Plan shall be binding on all of such plan’s respective participants. The Committee may delegate to officers of the Company the authority to administer the Incentive Plan.

Eligibility. The Committee has the authority to designate persons, from time to time, as participants under the Incentive Plan (the “Participants”). Currently, there are a total of six (6) individuals designated as Participants, including the NEOs.

Performance Goals and Quarterly Performance Incentives
Subject to the provisions of the Incentive Plan and any participation agreement between a Participant and the Company (a “Participation Agreement”), each Participant shall have the opportunity to earn an incentive payment for each quarter during the term of the plan (a “Quarterly Performance Incentive”), with the first performance period being January 1, 2018 through March 31, 2018 (each such quarter, a “Performance Period”), depending on the achievement of the Performance Goals.
The Committee approved (i) the performance measures underlying the Performance Goals, which include each of the following, (as defined in the Incentive Plan) Adjusted EBITDA (40%), Unlevered Free Cash Flow (40%) and Safety (20%) (the “Performance Measures”). The Performance Measures are subject to certain pro forma adjustments pursuant to the terms of the Incentive Plan.
The potential amount payable upon the achievement of the Quarterly Threshold, Target and Maximum Performance Goals (as further described below) is based on a given Participant’s individual target Quarterly Performance Incentive, which is set forth in each Participant’s Participation Agreement and was disclosed previously in Item 5.02 of Form 8-K filed March 7, 2018.
One hundred percent (100%) of a Quarterly Performance Incentive will be based on the Company’s Overall Performance Level, which is the sum of the weighted actual achievement of the Performance Goals for each Performance Measure in a particular Performance Period. Achievement of the Performance Goals will be calculated on the basis of straight-line interpolation between the Quarterly Threshold, Target and Maximum Achievement levels for each Performance Measure underlying the Performance Goal.
In addition to being measured on a quarterly basis, the Performance Goal for each Performance Measure shall be measured cumulatively during the second, third and fourth quarter of the term such that employees may receive “catch-up” payments if the Company fails to achieve Performance Goals for a given Performance Period, but overachieves its Performance Goals in a subsequent quarter. For the second, third and fourth quarter of the term, a Participant shall earn an amount equal to the positive difference, if any, between (i) the aggregate Quarterly Performance Incentive payable based on achievement, as applicable, of the cumulative Performance Goals as of the end of such quarter, and (ii) the Quarterly Performance Incentive actually paid for prior quarters during the term, if any. Any such cumulative “catch-up” payment for a quarter is payable in addition to any Quarterly Performance Incentive earned for that quarter.

Each Performance Measure has a Threshold, Target, and Maximum Performance Goal. The Quarterly Performance Incentive will be determined using the following payout schedule based on the Company’s overall performance on each of the Performance Measures. Performance less than the Threshold Performance Goal for a Performance Measure will result in zero payout for that portion of the Quarterly Performance Incentive.

Portion of Applicable Portion Payable if Quarterly and/or Cumulative Threshold Performance Goal Achieved:	80% of target = 50% payout

Portion of Applicable Portion Payable if Quarterly and/or Cumulative Target Performance Goal Achieved:	100% of target = 100% payout

Portion of Applicable Portion Payable if Cumulative Maximum Performance Goal Achieved:	120% of target = 150% payout

Portion of Applicable Portion Payable if Achievement is Between Quarterly and/or Cumulative Threshold and Maximum Performance Goals:	Linear interpolation between 50% and 150%
Once a Quarterly Performance Incentive has been determined, payment of such award shall be made within thirty (30) days after the end of the applicable Performance Period or as soon as reasonably estimable financials are available for the Performance Period; provided, that in no event will a Quarterly Performance Incentive be paid at a time later than as required by Section 409A of the Internal Revenue Code of 1986, as amended.
Quarterly Performance Incentives are payable in cash. In the event a Participant’s employment is terminated for any reason prior to the date on which a Quarterly Performance Incentive for the applicable Performance Period is paid, such Participant shall forfeit his or her right to such payment.

Base Pay Adjustment

Additionally, on March 24, 2018, the Committee approved a new base salary for Mr. Nate Troup, Chief Accounting Officer, to $275,000 effective as of January 1, 2018.

The foregoing description of the Incentive Plan is qualified in its entirety by reference to the terms of the Incentive Plan, a copy of which is will be filed with the Securities and Exchange Commission as required.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND COAL COMPANY

Date: March 29, 2018	By:	/s/ Jennifer S. Grafton
Jennifer S. Grafton Chief Legal Officer, Chief Administrative Officer and Secretary